Exhibit 1.1
GENERAL MOTORS COMPANY
45,454,545 Warrants
Underwriting Agreement
August 6, 2013
DEUTSCHE BANK SECURITIES INC.
As Manager for the several underwriters
named in Schedule I hereto
c/o DEUTSCHE BANK SECURITIES INC.
60 Wall Street
New York, New York 10005
Ladies and Gentlemen:
I.
UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees' beneficiary association (the “Selling Securityholder”) proposes to sell to the several underwriters named in Schedule I hereto (collectively, the “Underwriters”), for whom Deutsche Bank Securities Inc. is acting as manager (the “Manager”), an aggregate of up to 45,454,545 warrants (the “Warrants”) of General Motors Company, a Delaware corporation (the “Company”), representing the right to purchase an aggregate of up to that same number of shares (the “Warrant Shares”) of the Company's common stock, par value $0.01 per share (the “Common Stock”) subject to the terms and conditions provided herein, including the Selling Securityholder's acceptance of the Clearing Price (as defined below). The respective maximum amounts of the Warrants to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. If Deutsche Bank Securities Inc. is the sole Underwriter named in Schedule I, then all references in this Agreement to the “Manager” and the “Underwriters” shall be deemed to be references to Deutsche Bank Securities Inc.
The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, on Form S-3 (File No. 333-188153), relating to certain securities of the Company (the “Shelf Securities”), including the Warrants and the Warrant Shares, to be sold from time to time by the Selling Securityholder. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Securities Act”), is hereinafter referred to as the “Registration Statement.” Such registration statement became effective upon filing with the Commission under Rule 462(e) under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The base prospectus covering the Shelf Securities dated April 26, 2013 in the form first used to confirm sales of the Warrants (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Warrants and Warrant Shares in the form first used to confirm sales of the Warrants (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus.
The term “Permitted Free Writing Prospectus” as used herein means the documents identified as such in Schedule II hereto and any other “free writing prospectus” (as defined in Rule 405 under the Securities Act) that the Manager and the Company shall hereafter agree in writing to treat as part of the Disclosure Package. The term “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. The term “Disclosure Package” as used herein means the Preliminary Prospectus dated August 5, 2013, as amended and supplemented immediately prior to the Initial Sale Time, together with the Permitted Free Writing Prospectuses. “Initial Sale Time” shall mean the time at which bids submitted to Deutsche Bank Securities Inc., in its capacity as the auction agent (the “Auction Agent”) in connection with the Auction (as defined below) become irrevocable and may no longer be withdrawn, as set forth in the Preliminary Prospectus (including any extension of such deadline).

As used herein, the terms “Registration Statement,” “Basic Prospectus,” “Preliminary Prospectus,” “Disclosure Package” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Preliminary Prospectus, the Disclosure Package or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.
II.
(a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth and the auction procedures described in the Preliminary Prospectus and the Prospectus, the Selling Securityholder agrees to sell to the Underwriters and the Underwriters agree to severally and not jointly purchase as set forth on Schedule I hereto, subject to any decrease pursuant to Article II(b) once the Clearing Price (as defined below) has been determined and accepted by the Selling Securityholder in its sole discretion, an aggregate of up to 45,454,545 Warrants (the “Number of Offered Warrants”) at a price per Warrant equal to (i) the price per Warrant (the “Clearing Price”) to be agreed in writing between the Auction Agent and the Selling Securityholder (such Clearing Price to be determined following the submission deadline for the auction relating to the Warrants (the “Auction”) to be commenced promptly following the execution of this Agreement and in the manner specified in the Preliminary Prospectus) minus (ii) a discount per Warrant equal to 2.25% of the Clearing Price. It is understood and agreed that the Selling Securityholder shall be under no obligation to sell any Warrants hereunder unless and until it has accepted the Clearing Price in accordance with the procedures provided for in this Agreement, which it may do in its sole discretion.

(b) If the number of Warrants for which bids are received in the Auction is (i) less than 50% of the Number of Offered Warrants, then no sales of Warrants shall be made pursuant to this Agreement, (ii) 50% or more but less than 100% of the Number of Offered Warrants, then the Selling Securityholder may, but shall not be required to (unless it has executed the Pricing Agreement described in clause (c) below, at which point it shall be required to), sell and deliver and, if so determined by the Selling Securityholder, the Underwriters shall purchase pursuant to this Agreement, all the Warrants for which bids were received in the Auction at a price per Warrant equal to the minimum bid price in the Auction (which in such case shall be the Clearing Price for purposes of this Agreement) less the discount specified in Article II(a)(ii), and (iii) 100% or more of the Number of Offered Warrants, then the Selling Securityholder may, but shall not be required to (unless it has executed the Pricing Agreement described in clause (c) below, at which point it shall be required to), sell and deliver and, if so determined by the Selling Securityholder, the Underwriters shall purchase pursuant to this Agreement, 100% of the Number of Offered Warrants at a price per Warrant equal to the Clearing Price less the discount specified in Article II(a)(ii). If the Selling Securityholder chooses to sell any Warrants in the case of subclause (ii) or subclause (iii) hereof, it shall sell (A) in the case of subclause (ii), all of the Warrants for which bids were received and (B) in the case of subclause (iii), 100% of the Number of Offered Warrants. If upon determination of the Clearing Price, the Selling Securityholder determines not to sell any Warrants pursuant to this Agreement, it shall notify the Manager as promptly as practicable of its decision not to sell any Warrants.
(c) If the Selling Securityholder chooses to sell any Warrants in accordance with Articles II(a) and II(b) above, the Selling Securityholder and the Manager, on behalf of the several Underwriters, will (1) promptly execute and deliver to each other a written agreement in substantially the form of Exhibit F hereto (the “Pricing Agreement”) and (2) immediately thereafter deliver an executed copy of the Pricing Agreement to the Company.
III.
The Company and the Selling Securityholder are advised by the Manager that the Underwriters propose to make a public offering of the Warrants pursuant to the Auction promptly following the execution of this Agreement. The Auction process is specified in the Preliminary Prospectus.
IV.
Payment for the Warrants shall be made by wire transfer of immediately available funds to the account specified by the Selling Securityholder to the Manager on the Closing Date (as defined below) against delivery of certificates therefor to the Manager by the Selling Securityholder (or its agent) for the respective accounts of the several Underwriters at 10:00 A.M. (New York time) on August 12, 2013, or such later time not later than August 26, 2013, as shall be designated by the Manager (the “Closing Date”). As used herein, “business day” means a day on which the New York Stock Exchange (the “NYSE”) is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.

The Warrants shall be registered in such names and in such amounts as the Manager shall request in writing not less than two (2) full business days prior to the Closing Date. The Warrants shall be delivered to the Manager on the Closing Date for the respective accounts of the several Underwriters through the facilities of the Depository Trust Company (“DTC”), with any transfer taxes payable in connection with the transfer of the Warrants to the Underwriters duly paid, against payment of the purchase price therefor.
V.
The several obligations of the Underwriters hereunder are subject to the following conditions:
(a) (i) No stop order suspending the effectiveness of the Registration Statement in the United States shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission; (ii) there shall have been no material adverse change (not in the ordinary course of business) or any material development involving a prospective material adverse change (not in the ordinary course of business) in the financial condition of the Company and its subsidiaries, taken as a whole, in each case, from that set forth in the Registration Statement, the Disclosure Package and the Prospectus; (iii) the representations and warranties of the Company in Article VII(b) and Article VII(d) of this Agreement shall be true and correct in all all respects at and as of the Initial Sale Time with the same effect as if made at the Initial Sale Time; (iv) the representations and warranties of the Company and the Selling Securityholder in this Agreement that are subject to any limitation as to “materiality” or “material adverse effect” shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the representations and warranties of the Company and the Selling Securityholder in this Agreement that are not subject to any limitation as to “materiality” or “material adverse effect” shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date; and (v) the Manager shall have received on the Closing Date (A) a certificate, dated the Closing Date and signed by an executive officer of the Company, including without limitation the Treasurer or Assistant Treasurer of the Company (acting on behalf of the Company and without personal liability), (1) to the foregoing effect with respect to clauses (i), (ii) and (iii), and, (2) to the foregoing effect with respect to clause (iv) but only with respect to the representations and warranties of the Company; and (B) a certificate, dated the Closing Date and signed by the Selling Securityholder, to the foregoing effect with respect to clause (iv) but only with respect to the representations and warranties of the Selling Securityholder. The officer of the Company making such certificate may rely upon the best of his knowledge as to proceedings threatened or prospective changes and no such certificate of the Company shall apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any Underwriter expressly for use therein.
(b) If the Company has rated debt outstanding, subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act. For the avoidance of doubt, any undrawn balance under the 3-Year Revolving Credit Agreement, dated as of November 5, 2012, among General Motors Holdings, LLC, General Motors Financial Company, Inc., GM Europe Treasury Company AB, General Motors do Brasil Ltda., the subsidiary borrowers from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A. as administrative agent, Banco Do Brasil, as administrative agent for the Brazilian lenders, Citibank, N.A. as syndication agent, and Bank of America, N.A. as co-syndication agent and the 5-year Revolving Credit Agreement, dated as of November 5, 2012 among General Motors Holdings, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A. as syndication agent, and Bank of America, N.A., as co-syndication agent , shall not be considered outstanding debt for purposes of this clause (b).
(c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal or state governmental or regulatory authority that would, as of the Closing Date, prevent the sale of the Warrants by the Selling Securityholder in the United States; and no injunction or order of any federal or state court shall have been issued that would, as of the Closing Date, prevent the sale of the Warrants by the Selling Securityholder in the United States.
(d) The Manager and the Selling Securityholder shall have received on the Closing Date an opinion of an attorney on the Legal Staff of the Company, dated the Closing Date, to the effect set forth in Exhibit A-1.
(e) The Manager and the Selling Securityholder shall have received on the Closing Date an opinion of Counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit A-2.
(f) The Manager shall have received on the Closing Date (i) an opinion of the General Counsel of UAW Retiree Medical Benefits Trust dated the Closing Date, to the effect set forth in Exhibit A-3, and (ii) an opinion of Counsel to UAW Retiree Medical Benefits Trust dated the Closing Date, to the effect set forth in Exhibit A-4.

(g) The Manager shall have received on the Closing Date (i) an opinion of U.S. counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit B-1, and (ii) a Rule 10b-5 statement of U.S. counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit B-2.
(h) The Manager and the Selling Securityholder shall have received on each of the date hereof and the Closing Date customary “comfort letters,” dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Manager and the Selling Securityholder, from Deloitte & Touche LLP.
(i) The Manager shall have received a “lock-up” agreement, substantially in the form of Exhibit C, executed by the Selling Securityholder, relating to sales and certain other dispositions of shares of Common Stock or certain other securities of the Company, which agreements shall be in full force and effect on the Closing Date.

(j) (1) The Warrant Shares shall have been listed and (2) the Warrants shall have been duly listed, subject to notice of issuance, in each case on the NYSE, and evidence thereof shall have been provided to the Manager.
(k) The Second Amended and Restated Warrant Agreement by and between the Company and U.S. Bank National Association in the form attached as Exhibit D hereto (the “Warrant Agreement”), shall have been duly executed and delivered by the Company and U.S. Bank National Association on or prior to the Closing Date (and a copy thereof shall have been provided to the Manager and the Company) and shall be effective.
(l) The Consent to the Warrant Agreement (the “Warrant Agreement Consent”) in the form attached as Exhibit E hereto shall have been duly executed and delivered by the Selling Securityholder on or prior to the Closing Date (and a copy thereof shall have been provided to the Manager and the Company) and shall be effective.
(m) The Manager and the Selling Securityholder shall have executed and delivered to each other the Pricing Agreement.
VI.
In further consideration of the agreements of the Underwriters contained in this Agreement, the Company covenants as follows:
(a) To furnish the Manager and the Selling Securityholder, upon written request, without charge, a copy of the Disclosure Package and the Registration Statement including exhibits and materials, if any, incorporated by reference therein and, during the period beginning with the Initial Sale Time and ending on the later of the Closing Date or such date as the Prospectus is no longer required by law to be delivered in connection with the initial offering or sale of the Warrants (including in circumstances where such requirement may be satisfied pursuant to Rule 172) (the “Prospectus Delivery Period”), as many copies of any Permitted Free Writing Prospectus and the Prospectus and any supplements and amendments thereto, in all cases as the Manager and the Selling Securityholder may reasonably request.
(b) During the Prospectus Delivery Period, before amending or supplementing the Registration Statement or the Prospectus with respect to the Warrants or the Warrant Shares, to furnish the Manager and the Selling Securityholder a copy of each such proposed amendment or supplement.
(c) To furnish to the Underwriters and the Selling Securityholder, upon written request, copies of each amendment to the Registration Statement, and of each amendment and supplement to the Prospectus, in such quantities as the Underwriters and the Selling Securityholder may from time to time reasonably request; and if during the Prospectus Delivery Period, either (i) any event shall have occurred as a result of which the Prospectus or the Disclosure Package as then amended or supplemented would, as determined by the Company, include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and in order that timely information is provided pursuant to Rule 159 under the Securities Act, or (ii) for any other reason, as determined by the Company, it shall be necessary to amend or supplement the Registration Statement or the Prospectus as then so amended or supplemented, or to file under the Exchange Act any document incorporated by reference in the Prospectus, in order to comply with the Securities Act or the Exchange Act, the Company will (A) notify the Underwriters to suspend offers and sales of the Warrants and if notified by the Company, the Underwriters shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented, and (B) promptly prepare and file with the Commission such document incorporated by reference in the Prospectus or an amendment or supplement to the Registration Statement or the Prospectus, as applicable, which will correct such statement or omission or effect such compliance, and will provide to the Underwriters without charge a reasonable number of copies thereof, which the Underwriters shall use thereafter.
(d) To furnish to the Manager and the Selling Securityholder a copy of each proposed “free writing prospectus” (as defined under Rule 405 of the Securities Act) to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Manager reasonably objects.

(e) To use its reasonable best efforts to cooperate with the Underwriters and their counsel in connection with the qualification or registration of the Warrants and the Warrant Shares for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as the Underwriters may reasonably request and to maintain such qualification in effect for as long as may be necessary to complete the sale of the Warrants pursuant to this Agreement; provided, however, that in connection therewith neither the Company nor the Selling Securityholder shall be required to qualify as a foreign corporation to do business, or to file a general consent to service of process, in any jurisdiction, or to take any other action that would subject it to general service of process or to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
(f) The Company will make generally available to its security holders and to the Underwriters as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act covering twelve (12) month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the “effective date” (as defined in Rule 158(c) under the Securities Act) of the Registration Statement with respect to each sale of Warrants. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than ninety (90) days after the close of the period covered thereby and in all other cases shall be made available not later than forty-five (45) days after the close of the period covered thereby.
(g) To use its reasonable efforts, in cooperation with the Manager, to effect and maintain the listing of the Warrants on the NYSE for so long as the Warrants are outstanding and to furnish any and all documents, instruments, information and undertakings that may be necessary or advisable in order to maintain such listing.
(h) To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy its obligations to issue the Warrant Shares issuable upon exercise of the Warrants, and furnish any and all documents, instruments, information and undertakings that may be necessary or advisable in order to maintain the listings of the Warrant Shares on the NYSE and the Toronto Stock Exchange (the “TSX”).

(i) During the Prospectus Delivery Period, to notify the Manager and the Selling Securityholder as promptly as practicable of the filing of any amendment or supplement to the Registration Statement or Prospectus.
(j) The Company will as promptly as practicable notify the Manager and the Selling Securityholder of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Disclosure Package or the Prospectus or having the effect of ceasing or suspending trading in the Warrants or the Warrant Shares or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act or the receipt by the Company of any notice with respect to any suspension of the qualification or distribution of the Warrants or the Warrant Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Disclosure Package or the Prospectus or suspending any such qualification or distribution of the Warrants or the Warrant Shares, or having the effect of ceasing or suspending trading in the Warrants or the Warrant Shares, and, if any such order is issued, will use its reasonable best efforts as soon as practicable to obtain the withdrawal thereof.
(k) The Company, during the Prospectus Delivery Period, will file timely (giving effect to any grace periods or extensions available under applicable Commission regulations) all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.
(l) The Company will (i) in respect of the Warrants and the Warrant Shares, promptly within the time periods specified therein, effect the filings required of it pursuant to Rule 424 and/or Rule 433 under the Securities Act, and (ii) take such steps as it deems necessary to ascertain promptly whether any Permitted Free Writing Prospectus transmitted for filing under Rule 433 of the Securities Act was received for filing by the Commission and, in the event that such Permitted Free Writing Prospectus was not so received, it will promptly file the relevant Permitted Free Writing Prospectus.
(m) For a period of thirty (30) days after the date of the Prospectus, without the prior written consent of the Manager on behalf of the Underwriters, the Company will not: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that notwithstanding the foregoing, the Company may: (A) issue and/or sell shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or grant equity-based awards (including options, restricted stock awards, restricted stock units and/or salary stock units) pursuant to the terms of any agreement or pursuant to any employee stock option plan, employee stock incentive plan or employee stock ownership plan of the Company, in each case, in effect at the Initial Sale Time or specifically described in the Registration Statement, the Prospectus or the Disclosure Package;

(B) issue shares of Common Stock upon the conversion, exercise, exchange or settlement of any securities that are convertible into, exercisable or exchangeable for, or which may be settled for shares of Common Stock (including the Series B mandatory convertible junior preferred stock, par value $0.01 per share, of the Company, warrants (including the Warrants), options, restricted stock awards, restricted stock units and salary stock units) and that are outstanding at the Initial Sale Time or specifically described in the Registration Statement, the Prospectus or the Disclosure Package; (C) issue shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock in connection with transfers to dividend reinvestment plans or to employee benefit plans, in each case, in effect at the Initial Sale Time; (D) issue shares of Common Stock to existing holders of such stock for purposes of effecting a stock dividend or stock split; (E) issue shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock as consideration or partial consideration for any bona fide merger, acquisition, business combination or other strategic or commercial transaction or relationship; provided that the shares of Common Stock, options, warrants or other convertible or exchangeable securities relating to Common Stock so issued shall not have a fair market value (as reasonably determined by the Company after consultation with the Manager) in an amount greater than $5 billion, and further provided that the Manager shall have received an executed “lock-up” agreement, substantially in the form of Exhibit C hereto, for the balance of the lock-up period from each recipient of such securities issued pursuant to this clause (E); (F) file a registration statement on Form S-4 and/or Form S-8 (or any successor form) in connection with any of the foregoing ; and (G) file any prospectus supplement to the extent required by the exercise of a right by the United States Department of the Treasury (“Treasury”) pursuant to that certain Equity Registration Rights Agreement, dated as of October 15, 2009 (as amended or supplemented), by and among the Company, Treasury, Canada GEN Investment Corporation (fka 7176384 Canada Inc.), the UAW Retiree Medical Benefits Trust, Motors Liquidation Company, and, for limited purposes, General Motors LLC (the “Equity Registration Rights Agreement”).
(n) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Warrants have been sold by the Underwriters, prior to the third anniversary the Company will file a new shelf registration statement and take any other action necessary to permit the public offering of the Warrants to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by (or which became automatically effective upon filing with) the Commission.

VII.
The Company represents and warrants to each of the several Underwriters and the Selling Securityholder that:
(a) Each part of the Registration Statement, when such part became effective, did not contain, and each part, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(b) The Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(c) As of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(d) At the Initial Sale Time, the Disclosure Package did not contain and, and as amended or supplemented, if applicable, will not contain, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e) Each broadly available road show, if any, when considered together with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(f) No Issuer Free Writing Prospectus (as defined in Rule 433 under the Securities Act), as supplemented and amended by and taken together with the Disclosure Package, conflicts in any material respect with the information contained in the Registration Statement and the Prospectus. Each Issuer Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the Securities Act.
(g) As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and as of the Closing Date will comply in all material respects with the Securities Act.
(h) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Disclosure Package or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in the foregoing clauses (a)-(h) shall not apply to statements in or omissions from the Registration Statement, the Prospectus, the Disclosure Package or any Issuer Free Writing Prospectus (or any amendment or supplement to any of the foregoing) (i) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any Underwriter expressly for use therein, or (ii) any information contained in any “free writing prospectus” (as defined under Rule 405 of the Securities Act) prepared by any Underwriter(s), except to the extent such information has been accurately extracted from the Prospectus or any Issuer Free Writing Prospectus prepared by the Company, or otherwise provided in writing by the Company and included in such free writing prospectus prepared by or on behalf of any Underwriter(s).
(i) The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, except as may be expressly stated therein; and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein.
(j) Except in each case as otherwise disclosed or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, since the date of the most recent financial statements of the Company incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, (i) there has not been any material change in the capital stock (other than the exercise of warrants described in the Registration Statement, the Disclosure Package and the Prospectus, the conversion of convertible stock described in the Registration Statement, the Disclosure Package and the Prospectus or the grant and/or exercise of options or other equity-based awards under existing equity incentive plans described in the Registration Statement, the Disclosure Package and the Prospectus), or long-term debt of the Company or any of the subsidiaries of the Company listed on Schedule III hereto (the “Subsidiaries”), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change in or affecting the business, properties, management, financial position or results of operations of the Company and its subsidiaries, taken as a whole; (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole; and (iii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(k) All pending or, to the knowledge of the Company, threatened legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject and that are required by the Securities Act to be disclosed in the Registration Statement, the Disclosure Package and the Prospectus have been accurately described or incorporated by reference therein in all material respects. There are no material regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or incorporated by reference or filed as required. No litigation or proceeding is pending, or, to the knowledge of the Company, threatened to restrain or enjoin the delivery of the Warrants by the Selling Securityholder or the Warrant Shares by the Company, or which in any way affects the validity of the Warrants or the Warrant Shares.
(l) The Company has filed the Registration Statement with the Commission, and such Registration Statement has become effective under the Securities Act. The Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement. The Company is not an “ineligible issuer,” as defined under the Securities Act, at the times specified in the Securities Act in connection with the offering of the Warrants. No stop order suspending the effectiveness of the Registration Statement in the United States is in effect, and no proceedings for such purpose are pending before, or, to the knowledge of the Company, threatened by, the Commission. The Company is eligible to offer the Warrants and the Warrant Shares on a registration statement on Form S-3 pursuant to the standards for Form S-3 that were in effect immediately prior to October 21, 1992.
(m) Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its

Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Disclosure Package.
(n) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, do not and will not contravene or violate any provision of applicable law or the certificate of incorporation or by-laws of the Company or any indenture, mortgage or other agreement or instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary.
(o) No material authorization, consent or approval of, or registration or filing with, any governmental or public body or regulatory authority in the United States or in Canada is required on the part of the Company for the sale of the Warrants by the Selling Securityholder in accordance with this Agreement other than (i) the registration of the Warrants and the Warrant Shares under the Securities Act and the Exchange Act, as applicable, (ii) compliance with the securities or “Blue Sky” laws of various jurisdictions, (iii) those required by the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”), the NYSE or the TSX, or (iv) those that have already been obtained.
(p) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(q) The Company has full power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement; and all action required to be taken for the due and proper authorization, execution and delivery of this Agreement (and the consummation of the transactions contemplated thereby) has been duly and validly taken.
(r) The authorized and outstanding capitalization of the Company conforms in all material respects to the description thereof set forth in the Registration Statement, the Disclosure Package and the Prospectus.
(s) The Warrants have been duly authorized and validly issued and constitute valid and legally binding obligations of the Company in accordance with their terms; the form of certificate for the Warrants conforms to the corporate law of the jurisdiction of the Company's incorporation and to any requirements of the Company's organizational documents; as of the Closing Date, the Warrant Agreement will have been duly authorized, executed and delivered by the Company and will constitute a valid and legally binding obligation of the Company in accordance with its terms; as of the Closing Date, the Warrants (as amended by the Warrant Agreement) will conform in all material respects to the description thereof contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus.
(t) The Warrant Shares, and all outstanding shares of capital stock of the Company, have been duly authorized; the Warrant Shares have been validly reserved for issuance by the Company upon exercise of the Warrants against payment of the exercise price with respect to the Warrants (including by means of a net exercise) by all necessary corporate action of the Company, and the Warrant Shares, when duly issued by the Company, will be validly issued, fully paid and non-assessable and will conform to the descriptions thereof in the Registration Statement, the Disclosure Package and the Prospectus; all outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable and conform to the descriptions thereof in the Registration Statement, the Disclosure Package and the Prospectus; except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus, the issuance of the Warrant Shares will not be subject to any preemptive or similar rights, and there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each Subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors' qualifying shares and except as otherwise described in the Registration Statement, the Disclosure Package or the Prospectus) and are so owned free and clear of any lien, charge, encumbrance or security interest, except for such liens, charges, encumbrances or security interests that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(u) The Warrants shall be registered pursuant to Section 12(b) of the Exchange Act prior to the opening of trading on the day after the day on which the submission deadline for the Auction occurs, and by such time will have been approved for listing on the NYSE, subject to notice of issuance, and the Company has not received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.
(v) Except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus, no person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the sale of the Warrants by the Selling Securityholder.
(w) The Company has not used any free writing prospectus other than a Permitted Free Writing Prospectus or used a Permitted Free Writing Prospectus except in compliance with Rule 433 under the Securities Act and otherwise in compliance with the Securities Act.
(x) The Company and its Subsidiaries have good and marketable title in fee simple to, or have valid and enforceable rights to lease or otherwise use, all material real and personal property that is currently employed by them in connection with the business now operated by them as described in the Disclosure Package and the Prospectus, in each case free and clear of all liens and encumbrances, except such as (i) are described in the Registration Statement, the Disclosure Package or the Prospectus or (ii) would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(y) The Company and its Subsidiaries own, license or otherwise possess, or can acquire on reasonable terms, adequate rights to use all material patents, patent rights, inventions, copyrights, trade secrets, trademarks, service marks and trade names currently employed by them in connection with the business now operated by them as described in the Disclosure Package and the Prospectus, except as such would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, which, if determined adversely to the Company or its Subsidiaries, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(z) Except for matters that are described in the Registration Statement, the Disclosure Package or the Prospectus or that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, no labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.
(aa) Except as would not give rise to any material liabilities under Environmental Laws, the Company represents to the best of its knowledge and belief that: (i) the Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable federal, state, local and foreign laws, rules and regulations relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, or Release of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its Subsidiaries are in material compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) the Company and its Subsidiaries have not received notice of any liability under or relating to violation of, any Environmental Laws, including for the investigation or remediation of any Release of Hazardous Materials, (iv) there are no proceedings that are pending against the Company or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings in which it is reasonably believed that no monetary sanctions in excess of $100,000 will be imposed, (v) the Company and its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release of Hazardous Materials, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, taken as a whole, and (vi) none of the Company and its Subsidiaries anticipates material capital expenditures relating to any Environmental Laws.
(bb) To the knowledge of the Company, there has been no storage, generation, transportation, use, handling, treatment, or Release of Hazardous Materials by, relating to or caused by the Company or any of its Subsidiaries at, on, under or from any property or facility owned or operated by the Company in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment.
(cc) Except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus or as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole: (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to ERISA, for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (other than a “multiemployer plan” within the meaning of Section 3(37) of ERISA) (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any funding variance pursuant to Section 412(c) of the Code or Section 302(c) of ERISA) and is reasonably expected to be satisfied in the future (without taking into account any funding variance pursuant to Section 412(c) of the Code or Section 302(c) of ERISA); (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to a Plan covered by Title IV of ERISA; (v) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA with respect to the termination of, or withdrawal from, a Plan (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); (vi) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company and its subsidiaries, taken as a whole; and (vii) there has not been and is not reasonably likely to be a material increase in the aggregate amount of contributions required to be made to all Plans by the Company and its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries' most recently completed fiscal year.
(dd) Except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus: (i) the Company maintains a system of “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) of the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and has been designed to provide reasonable assurance that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure; and (ii) the Company has carried out an evaluation of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus, the Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles and include policies and procedures that: (A) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions of and dispositions of the assets of the Company; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and its subsidiaries in accordance with United States generally accepted accounting principles, and that the receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (C) provide reasonable assurance regarding the prevention or timely detection of unauthorized acquisition, use, or disposition of assets that could have a material effect on the consolidated financial statements of the Company and its subsidiaries. Except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus, the Company is not aware of any material weaknesses in the Company's internal control over financial reporting. The Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (X) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that have materially adversely affected or are reasonably likely to materially adversely affect the Company's ability to record, process, summarize and report financial information; and (Y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.
(ee) The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto.
(ff) Except for matters that would not, either individually or collectively, materially adversely affect the Company's results of operations and financial condition: (A) neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any director, officer, affiliate, agent, employee or representative acting on behalf of the Company or any of its subsidiaries, has violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and the rules and regulations thereunder, including, without limitation, by making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization or approval of the payment or giving of any money, property, gifts or anything else of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or party official or any candidate for foreign political office in contravention of the FCPA; and (B) the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance therewith.
(gg) The operations of the Company and its subsidiaries are and have been conducted in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(hh) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or of any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is, the subject of any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control (“OFAC Sanctions”).
(ii) Except as otherwise disclosed in the Registration Statement, the Prospectus or the Disclosure Package, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
The representations, warranties and covenants of the Company set forth in this Agreement shall survive the execution and delivery of this Agreement and the sale of the Warrants by the Selling Securityholder. The Company acknowledges that the Underwriters, the Selling Securityholder and, for purposes of the opinions to be delivered to the Underwriters pursuant to Article V hereof, counsel for the Company, counsel for the Selling Securityholder and counsel for the Underwriters, will rely upon the accuracy and truth of the representations contained in this Agreement and hereby consents to such reliance.
VIII.
The Selling Securityholder represents to each of the several Underwriters that:
(a) The Selling Securityholder now has a security entitlement (within the meaning of Section 8-102(a)(17) of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to the Warrants, free and clear of any action that may be asserted based on an adverse claim with respect to such security entitlement, and assuming that each Underwriter acquires its interest in the Warrants it has purchased from the Selling Securityholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), upon the crediting of such Warrants to the securities account of such Underwriter maintained with DTC and payment therefor by such Underwriter, as provided herein, such Underwriter will have acquired a security entitlement to such Warrants, and no action based on any adverse claim may be asserted against such Underwriter with respect to such security entitlement.
(b) The Selling Securityholder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Securityholder.

(c) No consent, approval or waiver is required under any instrument or agreement to which the Selling Securityholder is a party or by which the Selling Securityholder is bound in connection with the offering, sale or purchase by the Underwriters of any of the Warrants which may be sold by the Selling Securityholder under this Agreement or the consummation by the Selling Securityholder of any of the other transactions contemplated hereby other than those that have already been obtained.
(d) Prior to the Closing Date, the Selling Securityholder will have duly consented to the Warrant Agreement in the form attached as Exhibit D hereto by executing and delivering to the Manager and the Company the Warrant Agreement Consent in the form attached as Exhibit E hereto, subject to the closing of the offering and sale of the Warrants contemplated by this Agreement.
(e) The transactions by the Selling Securityholder contemplated by this Agreement, including the acquisition of the Warrants by the Underwriters and the disposition of the Warrants through the Underwriters pursuant to the Auction, do not constitute a non-exempt prohibited transaction under ERISA.

(f) The Selling Securityholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Warrants or the Warrant Shares and, other than as permitted by the Securities Act, the Selling Securityholder will not distribute any prospectus or other offering material in connection with the offering of the Warrants.
IX.
(a) Each of the Underwriters, severally and not jointly, represents, warrants and covenants to the Company and the Selling Securityholder that it has not made and will not make any offer relating to the Warrants that would constitute a “free writing prospectus” (as defined under Rule 405 under the Securities Act), other than a Permitted Free Writing Prospectus, without the prior written consent of the Company. Any free writing prospectus or Permitted Free Writing Prospectus prepared by or on behalf of such Underwriter will only be used by such Underwriter if it complies in all material respects with the requirements of the Securities Act.
(b) Each of the Underwriters, severally and not jointly, represents, warrants and covenants to the Company and the Selling Securityholder that it is aware that other than registering and qualifying the Warrants and the Warrant Shares under the Securities Act, the Exchange Act and complying with any applicable U.S. state securities or “Blue Sky” laws, no action has been or will be taken by the Company that would permit the offer or sale of the Warrants or the Warrant Shares or possession or distribution of the Prospectus, the Preliminary Prospectus or the Disclosure Package, or any other offering material relating to the Warrants or the Warrant Shares in any jurisdiction where action for that purpose is required. Accordingly, each Underwriter agrees that it will observe all applicable laws and regulations in each jurisdiction in or from which it may directly or indirectly acquire, offer, sell or deliver Warrants or the Warrant Shares or have in its possession or distribute the Prospectus, the Preliminary Prospectus or the Disclosure Package or any other offering material relating to the Warrants or the Warrant Shares, and each Underwriter will obtain any consent, approval or permission required by it for the purchase, offer or sale by it of the Warrants or the Warrant Shares under the laws and regulations in force in any such jurisdiction to which it is subject or in which it makes such purchase, offer or sale. None of the Company, the Selling Securityholder or any Underwriter shall have any responsibility for determining what compliance is necessary by any Underwriter or any other Underwriter or for the Underwriters or any other Underwriter obtaining such consents, approvals or permissions. Each Underwriter further agrees that it will take no action that will impose any obligations on the Company or the other Underwriters. Subject to the foregoing, each Underwriter shall, unless prohibited by applicable law, not enter into a contract of sale with any prospective purchaser of the Warrants until the Disclosure Package has been conveyed to the prospective purchaser. Without the Company's consent, the Underwriters are not authorized to give any information or to make any representation not contained in the Prospectus or any documents specifically referred to therein in connection with the offer and sale of the Warrants or the Warrant Shares.
X.
Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will be responsible for, and will pay or cause to be paid, all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants and in connection with the registration and delivery of the Warrants and the Warrant Shares under the Securities Act, the Exchange Act and all other fees or expenses of the Company in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Warrants and the Warrant Shares (within the time required by Rule 456(b)(1), is applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Warrants to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or World Sky memorandum in connection with the offer and sale of the Warrants and the Warrant Shares under state securities laws, securities laws of foreign jurisdictions and all reasonable expenses in connection with the qualification of the Warrants and the Warrant Shares for offer and sale under state securities laws and any applicable foreign jurisdictions, including filing fees and the reasonably incurred fees and disbursements of outside counsel for the Underwriters in an amount not to exceed $100,000 in the aggregate in connection with such qualification and in connection with the Blue Sky or World Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of outside counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Warrants and the Warrant Shares by FINRA in an amount not to exceed $100,000 in the aggregate, (v) all costs and expenses incident to maintaining the listing of the Warrants and the Warrant Shares on the NYSE and the TSX, (vi) the cost of printing certificates representing the Warrants and the Warrant Shares, each in a form eligible for deposit with the DTC, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations or any “road show” undertaken in connection with the marketing of the offering of the Warrants, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show or the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost attributable to representatives and officers of the Company and any such consultants of any shared transportation in connection with the road show; and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Warrant Agreement for which provision is not otherwise made in this Article. It is understood, however, that except as provided in this Article X, Article XI and Article XVII, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Warrants by them and any advertising expenses connected with any offers they may make. For the avoidance of doubt, the provisions of this Article X shall not supersede or otherwise affect any provision of the Equity Registration Rights Agreement relating to the allocation of expenses amongst the Company and the Selling Securityholder.
XI.
The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such Underwriter and each of such Underwriter's and such person's officers and directors against any and all losses, liabilities, costs or claims (or actions in respect thereof) to which any of them may become subject (including all reasonable costs of investigating, disputing or defending any such claim or action), insofar as such losses, liabilities, costs or claims (or actions in respect thereof) arise out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus, any broadly available road show or the Disclosure Package, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company shall not be liable for any such loss, liability, cost, action or claim arising from any statements or omissions made in reliance on and in conformity with written information provided by an Underwriter to the Company or its representatives expressly for use in the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus, any broadly available road show or the Disclosure Package or any amendment or supplement thereto.
Each Underwriter severally agrees to indemnify and hold harmless the Company, its affiliates, each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the Company's and such person's officers and directors from and against any and all losses, liabilities, costs or claims (or actions in respect thereof) to which any of them may become subject (including all reasonable costs of investigating, disputing or defending any such claim or action), insofar as such losses, liabilities, costs or claims (or actions in respect thereof) arise out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Permitted Free Writing Prospectus, the Disclosure Package, the Prospectus, any free writing prospectus prepared by or on behalf of the Underwriter, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case as to the Registration Statement, any Permitted Free Writing Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement, any Permitted Free Writing Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto, or is contained in any free writing prospectus that is not a Permitted Free Writing Prospectus prepared by or on behalf of the Underwriter (except to the extent such information has been accurately extracted from the Prospectus or any Permitted Free Writing Prospectus prepared by or on behalf of the Company).
If any claim, demand, action or proceeding (including any governmental investigation) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to the preceding paragraphs, the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnified party may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding; provided, however, that in the event the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of any such proceeding, the indemnified party shall then be entitled to retain counsel reasonably satisfactory to itself and the indemnifying party shall pay the reasonable fees and disbursements of such counsel relating to the proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party pursuant to the preceding sentence or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. Such firm shall be designated in writing by the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is entitled to indemnification hereunder, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
If the indemnification provided for in this Article XI is unavailable as a matter of law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party in respect of such losses, claims, damages or liabilities, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) if the indemnifying party is the Company, in such proportion as is appropriate to reflect the relative benefit received by the Company and the Selling Securityholder on the one hand and the Underwriters on the other from the offering of the Warrants, (ii) if an Underwriter is the indemnifying party, in such proportion as is appropriate to reflect the Underwriter's relative fault on the one hand and that of the Company and the Selling Securityholder on the other hand in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities, or (iii) if the allocation provided by clause (i) or clause (ii) above, as the case may be, is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefit referred to in clause (i) above or the relative fault referred to in clause (ii) above, as the case may be, but also such relative fault (in cases covered by clause (i)) or such relative benefit (in cases covered by clause (ii)) as well as any other relevant equitable considerations. The relative benefit received by the Company and the Selling Securityholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Securityholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus. The relative fault of the Company and the Selling Securityholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, and where applicable, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Securityholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omissions.
The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article XI were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amounts paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Warrants underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Article XI concerning contribution, no indemnifying party shall be required to make contribution in respect of such losses, claims, damages or liabilities in any circumstances in which such party would not have been required to provide indemnification. Nothing herein contained shall be deemed to constitute a waiver by an indemnified party of such party's rights, if any, to receive contribution pursuant to Section 11(f) of the Securities Act or other applicable law. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Article XI are several, in proportion to the respective principal amounts of the Warrants purchased by each of such Underwriters, and not joint. The remedies provided for in this Article XI are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
The indemnity and contribution agreements contained in this Article XI and the representations and warranties of the Company and the Underwriters in this Agreement, shall remain operative and in full force and effect regardless of: (i) any termination of this Agreement; (ii) any investigation made by an indemnified party or on such party's behalf or any person controlling an indemnified party or by or on behalf of the indemnifying party, its directors or officers or any person controlling the indemnifying party; and (iii) acceptance of and payment for any of the Warrants.
XII.
The Manager on behalf of the Underwriters may terminate this Agreement (upon consultation with the Company and the Selling Securityholder) at any time prior to the time on the Closing Date at which payment would otherwise be due under this Agreement to the Selling Securityholder if (i) in the opinion of the Manager, a material disruption in securities settlement, payment or clearance services in the United States shall have occurred or there shall have been a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in their view will have a materially adverse effect on the success of the offering and distribution of the offered Warrants or (ii) trading in securities generally on the NYSE shall have been suspended generally or materially limited. In the event of any such termination and after consultation with the Company and the Selling Securityholder, the parties to this Agreement shall be released and discharged from their respective obligations under this Agreement without liability on the part of any Underwriter or on the part of the Company or the Selling Securityholder and each party will pay its own expenses. For the avoidance of doubt, the provisions of this Article XII shall not supersede or otherwise affect any provision of the Equity Registration Rights Agreement relating to the allocation of expenses among the Company and the Selling Securityholder.
XIII.
The Company, the Selling Securityholder and each Underwriter acknowledge and agree that each Underwriter is acting solely in the capacity of an arm's length contractual counterparty to the Company and the Selling Securityholder with respect to the offering of the Warrants contemplated by this Agreement (including in connection with determining the terms of the offering) and not as a fiduciary to, or an agent of, the Company, the Selling Securityholder or any other person. Each Underwriter represents and warrants to the Company and the Selling Securityholder that, except as previously disclosed in writing to the Company and the Selling Securityholder, neither the Underwriter nor any affiliate thereof, to the best of their respective knowledge, has any current arrangement with any third party which would permit such Underwriter or any such affiliate to benefit financially, directly or indirectly, from the Underwriter's participation in the determination of the terms of the offering, including the pricing of the Warrants. Additionally, each Underwriter is not advising the Company, the Selling Securityholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Company and the Selling Securityholder shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Securityholder with respect thereto. Any review by the Underwriters of the Company, the Selling Securityholder, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Securityholder.
XIV.
This Agreement shall be binding upon the Underwriters, the Selling Securityholder and the Company, and inure solely to the benefit of the Underwriters, the Selling Securityholder and the Company and any other person expressly entitled to indemnification hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement.
XV.
Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing and if to an Underwriter shall be sufficient in all respects if delivered in person or sent by facsimile transmission (confirmed in writing), or registered mail to such Underwriter at its address or facsimile number and if to the Company shall be sufficient in all respects if delivered or sent by facsimile or registered mail to the Company at 300 Renaissance Center, Detroit, Michigan 48265, facsimile number 313-665-4979, marked for the attention of the Secretary. Notices shall be provided to the Selling Securityholder at the address and to the facsimile number set forth below. Each Underwriter shall concurrently deliver to the Company a copy of each notice delivered by such Underwriter to the Selling Securityholder. All notices hereunder shall be effective on receipt.

If to Brock Fiduciary Services LLC (independent fiduciary and investment advisor to UAW Retiree Medical Benefits Trust) or to the UAW Retiree Medical Benefits Trust:
P.O. Box 14309, Detroit, MI 48214
with a copy to:
Linda Denomme
General Counsel
International Union, United Automobile, Aerospace and Agricultural Implement
Workers of America
8000 East Jefferson Avenue
Detroit, MI 48214
Facsimile number: (313) 822-4844
and:
Brock Fiduciary Services LLC
622 Third Avenue, Floor 12
New York, NY 10017

XVI.
If, on the Closing Date any one or more Underwriters shall fail to purchase and pay for the portion of the Warrants agreed to be purchased by such Underwriter or Underwriters hereunder on such date and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated, severally, to take and pay for (in the respective proportions which the number of Warrants set forth opposite their names on Schedule I hereto bears to the aggregate number of Warrants set forth opposite the names of all of the remaining non-defaulting Underwriters) the proportion of Warrants which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date. Notwithstanding the foregoing, if the aggregate amount of Warrants which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date shall exceed 10% of the aggregate amount of Warrants to be purchased on such date, after giving effect to any alternative arrangements for the purchase of such Warrants that are satisfactory to the Manager, the Company and the Selling Securityholder and which are made within thirty-six (36) hours after the Closing Date, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of such Warrants, and if such non-defaulting Underwriters do not purchase all of the Warrants, this Agreement will terminate without liability to any non-defaulting Underwriter, the Selling Securityholder or the Company, except that the provisions of Article XI shall not terminate and shall remain in effect. In the event of a default by any Underwriter as set forth in this Article XVI, the Closing Date shall be postponed for such period, not exceeding five (5) business days, as the Manager and the Company shall determine in order that the required changes in the Registration Statement and/or the Prospectus, or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Securityholder and any non-defaulting Underwriter for damages caused by its default hereunder.
XVII.
If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement (other than by reason of a default by any of the Underwriters), the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Warrants.

XIII.
This Agreement shall be governed by and construed in accordance with the laws of the State of New York. To the extent that a court looks to the laws of any State to determine or define the United States federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to its rules of conflicts of laws. Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought in any Federal or New York State court sitting in the Borough of Manhattan, and, by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.
XIX.
Any action by the Underwriters hereunder may be taken by the Manager on behalf of the Underwriters (and their respective affiliates), and any such action taken by the Manager shall be binding upon the Underwriters (and their respective affiliates).
XX.
This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
XXI.
In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their clients, which may include the name and address of their clients, as well as other information that will allow the Underwriters to properly identify their clients.
******

Very truly yours,

GENERAL MOTORS COMPANY

By:	/s/ DANIEL AMMANN
	Name:	Daniel Ammann
	Title:	Executive Vice Presdent and Chief Financial Officer

The Selling Securityholder

`

UAW RETIREE MEDICAL BENEFITS TRUST

By:	BROCK FIDUCIARY SERVICES LLC, IN ITS CAPACITY AS FIDUCIARY AND INVESTMENT ADVISOR TO THE UAW RETIREE MEDICAL BENEFITS TRUST

By:	/s/ ALAIN LEBEC
	Name:	Alain Lebec
	Title:	Senior Managing Director

Accepted as of the date hereof
Acting severally on behalf of itself and the several Underwriters named in Schedule I hereto

By:	DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I
UNDERWRITERS

Underwriter	Number of Warrants to be Purchased
Deutsche Bank Securities Inc.	45,454,545

Total	45,454,545

SCHEDULE II
PERMITTED FREE WRITING PROSPECTUSES
None.

SCHEDULE III
LIST OF PRINCIPAL SUBSIDIARIES
OnStar, LLC
General Motors of Canada Limited
Adam Opel AG
General Motors UK Limited
General Motors de Mexico, S. de R.L. de C.V.
General Motors Espana, S.L.U.
General Motors do Brasil Ltda.
GM Korea Company

EXHIBIT A-1
OPINION OF AN ATTORNEY ON THE LEGAL STAFF OF THE COMPANY
DEUTSCHE BANK SECURITIES INC.
As Manager for the several Underwriters
named in the Underwriting Agreement referred to below
c/o DEUTSCHE BANK SECURITIES INC.
60 Wall Street
New York, New York 10005
BROCK FIDUCIARY, IN ITS CAPACITY AS INDEPENDENT FIDUCIARY AND INVESTMENT ADVISOR TO THE UAW RETIREE MEDICAL BENEFITS TRUST
As Selling Securityholder in the Offering
referred to below
c/o Brock Fiduciary, in its capacity as independent fiduciary and investment advisor to the UAW
Retiree Medical Benefits Trust
622 Third Avenue, Floor 12
New York, New York 10017
Ladies and Gentlemen:
I am issuing this letter in my capacity as an Attorney on the Legal Staff of General Motors Company (the “Company”) in response to the requirements of Article V, paragraph (d) of the Underwriting Agreement dated August 6, 2013 (the “Underwriting Agreement”) by and among the Company, Deutsche Bank Securities Inc. (the “Manager”), as representative of the several underwriters named in the Underwriting Agreement, and the Selling Securityholder named in the Underwriting Agreement. The Underwriting Agreement relates to the offering (the “Offering”) of up to 45,454,545 warrants (the “Warrants”) of the Company representing the right to purchase an aggregate of up to that same number of shares (the “Warrant Shares”) of the $0.01 par value common stock of the Company (the “Common Stock”). The Warrants are issued by the Company pursuant to the Second Amended and Restated Warrant Agreement by and between the Company and U.S. Bank National Association, as warrant agent, dated of August [12], 2013 (the “Warrant Agreement”). Every term which is defined or given a special meaning in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement.

In connection with the preparation of this letter, I have among other things read:

(a)
the Registration Statement on Form S-3 (Registration No. 333-188153), filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) (which registration statement, at the date of the Underwriting Agreement, including the documents incorporated by reference therein and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is herein called the “Registration Statement”);

(b)	the Prospectus (including the documents incorporated by reference therein) of the Company dated April 26, 2013 (the “Basic Prospectus”);

(c)
the preliminary prospectus supplement of the Company dated August 5, 2013 relating to the Offering (including the Basic Prospectus that it supplements and the documents incorporated by reference therein), together with the Permitted Free Writing Prospectuses listed on Schedule II to the Underwriting Agreement (collectively, the “Disclosure Package”);

(d)
the Basic Prospectus, as supplemented by the prospectus supplement of the Company dated August 6, 2013 relating to the Offering (including the documents incorporated by reference therein), in the form first used to confirm sales of the Warrants (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Warrants under Rule 173 under the Securities Act) (the “Prospectus”);

(e)	the Registration Statement on Form 8-A (Registration No. []), filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(f)	an executed copy of the Underwriting Agreement;

(g)	an executed copy of a global warrant certificate representing the Warrants;

(h)	a specimen of the Warrant Shares (if any);

(i)	copies of the resolutions of the Board of Directors of the Company (the “Board”) adopted on October 15, 2009 and January 15, 2013;

(j)	an executed copy of the Warrant Agreement;

(k)	a copy of the Restated Certificate of Incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Delaware;

(l)	a copy of the Amended and Restated By-Laws of the Company;

(m)
copies of the documents filed pursuant to the Exchange Act, and incorporated by reference in the documents referred to in paragraphs (a) through (d), inclusive, above (the “Incorporated Documents”); and

(n)	copies of all certificates and other documents delivered today in connection with the consummation of the Offering.
In addition, I have examined and relied on the originals or copies certified or otherwise identified to my satisfaction of all such corporate records of the Company and such other instruments and certificates of public officials, officers and representatives of the Company and such other persons, and I have made such investigations of law as I have deemed appropriate as a basis for the opinions expressed below. I have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which I have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.
I have assumed the conformity of the documents filed with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), except for required EDGAR formatting changes, to physical copies of the documents delivered to the Underwriters and submitted for my examination.
Subject to the assumptions, qualifications and limitations which are identified in this letter, I advise you that:
(i) the Company is validly existing as a corporation and in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except where the failure to be so qualified or be in good standing, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries taken as a whole;
(ii) the authorized, issued and outstanding capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Disclosure Package and the Prospectus;
(iii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;
(iv) the Warrant Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms provided that I express no opinion as to (x) the validity, legally binding effect or enforceability of Section 5.09 of the Warrant Agreement or any related provision in the Warrants that requires or relates to the mandatory redemption of the Warrants by the Company in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture or (y) with respect to Section 7.09 of the Warrant Agreement providing for indemnification;

(v) the Warrants have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company in accordance with their terms and are entitled to the benefits of the Warrant Agreement, and the Warrants conform in all material respects as to legal matters to the description of the Warrants contained in the Prospectus, as amended or supplemented provided that I express no opinion as to the validity, legally binding effect or enforceability of any provision in the Warrants that requires or relates to the mandatory redemption by the Company in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture.
(vi) the Warrant Shares initially issuable pursuant to the Warrant Agreement upon exercise of the Warrants have been duly authorized and reserved for issuance by the Company upon such exercise and such Warrant Shares, when issued upon exercise in accordance with the terms of the Warrant Agreement and the Warrants and when appropriate certificates representing the Warrant Shares are duly countersigned by the transfer agent for the Common Stock or other evidence of ownership is properly issued, will be validly issued, fully paid and non-assessable and will conform in all material respects as to legal matters to the description of the Warrant Shares contained in the Prospectus, as amended or supplemented, and the issuance of such Warrant Shares will not be subject to preemptive or similar rights under the terms of the Company's certificate of incorporation or bylaws or under the General Corporation Law of the State of Delaware (in each case as in effect on the date of this letter);
(vii) no authorization, consent or approval of, or registration or filing with, any governmental or public body or regulatory authority is required on the part of the Company for the sale of the Warrants by the Selling Securityholder in accordance with the Underwriting Agreement or the issuance of the Warrant Shares initially issuable by the Company upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement, other than the registration of the Warrants and the Warrant Shares under the Securities Act and the Exchange Act, the listing of the Warrants and the Warrant Shares and compliance with any laws of any foreign jurisdiction or the state securities or “blue sky” laws of various jurisdictions;
(viii) the sale of the Warrants by the Selling Securityholder pursuant to the Underwriting Agreement and compliance by the Company with all of the provisions of the Warrants, the Warrant Agreement and the Warrant Shares do not and will not contravene any provision of applicable law (except I express no opinion in this paragraph as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of any indemnification or contribution provisions would be permitted) or result in any violation by the Company of any of the terms or provisions of the certificate of incorporation or by-laws of the Company or of any material indenture, mortgage or other agreement or instrument known to me, by which the Company is bound (except that I express no opinion as to compliance with any financial tests or cross-default provision in any such agreement);

(ix) the statements under the captions “Description of the Warrants,” “Overview of Our Capital Stock” and “Description of Our Common Stock” in the Prospectus and “Business-Legal Proceedings” in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 (as updated by the statements in “Part II.Item.1.Legal Proceedings” in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013), in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings; and
(x) the Registration Statement is effective under the Securities Act and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefore initiated or threatened by the Commission.

With respect to clause (viii) above, my opinion is based upon the participation by one or more attorneys, who are members of the General Motors Legal Staff with whom I have worked, in the preparation of the Registration Statement and the Prospectus and review and discussion of the contents thereof and upon my general review and discussion of the answers made and information furnished therein with such attorneys, certain officers of the Company and its auditors, but is without independent check or verification except as stated herein.
************
Except as set forth in paragraph (ix) above, I make no representation that I have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or that the actions taken in connection with the preparation of the Registration Statement or the Prospectus were sufficient to cause the Prospectus or the Registration Statement to be accurate, complete or fair (including the actions described in the next paragraph).
I have participated in the preparation of the Registration Statement, the Prospectus and the Disclosure Package and I have reviewed the Incorporated Documents. During the course of such preparation, I have examined various documents, including those listed at the beginning of this letter, and have participated in various conferences with representatives of and other counsel to the Company, and with representatives of the independent accountants for the Company and representatives of and counsel to the Manager, at which conferences the contents of the Registration Statement, the Prospectus and the Disclosure Package were reviewed and discussed.
Based on my participation in the conferences and discussions identified above, my understanding of applicable law and the experience that I have gained in the practice thereunder, I advise you that no fact came to my attention that caused me to conclude that, insofar as relevant to the Offering, (i) on the date of the Underwriting Agreement, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) the Prospectus, as of the date of the Underwriting Agreement or as of the date of this letter, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) as of the effective date of the Registration Statement for purposes of the Offering, either the Registration Statement or the Prospectus appeared on its face not to be responsive in all material respects to the requirements of Form S-3, (iv) on the date of filing, each Incorporated Document (as amended, if such document has been amended) appeared on its face not to be responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, or (v) the Disclosure Package as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
************
I have assumed for purposes of this letter the following: each document I have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original and all signatures on each such document are genuine; that the Underwriting Agreement and every other agreement I have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that I make no such assumption with respect to the Company); and that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the conclusions provided in this letter.
In preparing this letter I have relied without independent verification upon the following: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement and other documents specifically identified at the beginning of this letter as having been read by me; (iii) factual information provided to me by the other representatives of the Company; and (iv) factual information I have obtained from such other sources as I have deemed reasonable. I have assumed that the information upon which I have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. For purposes of numbered paragraph (i), I have relied exclusively upon a certificate issued by a governmental authority in the relevant jurisdiction and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by such certificate. I have not undertaken any investigation or search of court records for purposes of this letter.
I confirm that I do not have knowledge that has caused me to conclude that my reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) my knowledge of any particular information or about any information which has or has not come to my attention, such advice is based entirely on my conscious awareness at the time this letter is delivered on the date it bears.

I am a member of the Bar of the State of Michigan, and I express no opinion as to the laws of any other jurisdiction, other than the law of the State of Delaware, the law of the State of Michigan and the federal law of the United States. I know that the Underwriting Agreement and the Warrant Agreement are stated to be governed by the laws of the State of New York. However, for purposes of rendering this opinion, I have assumed that the Underwriting Agreement and the Warrant Agreement are stated to be governed by the laws of the State of Michigan.

I express no opinion with respect to any state securities or “blue sky” laws or regulations, any foreign laws, statutes, governmental rules or regulations or any laws, statutes governmental rules or regulations which in my experience are not applicable generally to transactions of the kind covered by the Underwriting Agreement. None of the opinions or other advice contained in this letter considers or covers (i) any financial statements or schedules, the notes related thereto, or other financial or accounting data derived therefrom, set forth in (or omitted from) the Registration Statement, the Prospectus, the Disclosure Package or any Incorporated Document or (ii) any rules and regulations of the Financial Industry Regulatory Authority, Inc. relating to the compensation of underwriters.
My advice on each legal issue addressed in this letter represents my opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law my opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.
My opinion in paragraphs (iv) and (v) are subject to the reservations and qualifications that enforcement may be limited or affected by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally, and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
This letter speaks as of the time of its delivery on the date it bears. I do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which I did not have knowledge at that time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of my opinions or advice, or for any other reason.
This letter may be relied upon by the Underwriters and the Selling Securityholder only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without my written consent: (i) no person other than the Underwriters and the Selling Securityholder may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.
Very truly yours,
[                         ]

EXHIBIT A-2
OPINION OF COUNSEL TO THE COMPANY
DEUTSCHE BANK SECURITIES INC.
As Manager for the several Underwriters
named in the Underwriting Agreement referred to below
c/o DEUTSCHE BANK SECURITIES INC.
60 Wall Street
New York, New York 10005
BROCK FIDUCIARY, IN ITS CAPACITY AS INDEPENDENT FIDUCIARY AND INVESTMENT ADVISOR TO THE UAW RETIREE MEDICAL BENEFITS TRUST
As Selling Securityholder in the Offering
referred to below
c/o Brock Fiduciary, in its capacity as independent fiduciary and investment advisor to the UAW
Retiree Medical Benefits Trust
622 Third Avenue, Floor 12

New York, New York 10017
Ladies and Gentlemen:
We are issuing this letter in our capacity as special counsel for General Motors Company (the “Company”) in response to the requirements of Article V, paragraph (e) of the Underwriting Agreement dated August 6, 2013 (the “Underwriting Agreement”) by and among the Company, Deutsche Bank Securities Inc. (the “Manager”) as representative of the several underwriters named in the Underwriting Agreement, and the Selling Securityholder named in the Underwriting Agreement. The Underwriting Agreement relates to the offering (the “Offering”) of up to 45,454,545 warrants (the “Warrants”) of the Company representing the right to purchase an aggregate of up to that same number of shares (the “Warrant Shares”) of the $0.01 par value common stock of the Company (the “Common Stock”). The Warrants are issued by the Company pursuant to the Second Amended and Restated Warrant Agreement by and between the Company and U.S. Bank National Association, as warrant agent, dated of August [12], 2013 (the “Warrant Agreement”). Every term which is defined or given a special meaning in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement.

In connection with the preparation of this letter, we have among other things read:

(a)
the Registration Statement on Form S-3 (Registration No. 333-188153), filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) (which registration statement, at the date of the Underwriting Agreement, including the documents incorporated by reference therein and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is herein called the “Registration Statement”);

(b)	the prospectus (including the documents incorporated by reference therein) of the Company dated April 26, 2013 (the “Basic Prospectus”);

(c)
the preliminary prospectus supplement of the Company dated August 5, 2013 relating to the Offering (including the Basic Prospectus that it supplements and the documents incorporated by reference therein), together with the Permitted Free Writing Prospectuses listed on Schedule II to the Underwriting Agreement (collectively, the “Disclosure Package”);

(d)
the Basic Prospectus, as supplemented by the prospectus supplement of the Company dated August 6, 2013 relating to the Offering (including the documents incorporated by reference therein), in the form first used to confirm sales of the Warrants (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Warrants under Rule 173 under the Securities Act) (the “Prospectus”);

(e)	the Registration Statement on Form 8-A (Registration No. []), filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(f)	an executed copy of the Underwriting Agreement;

(g)	an executed copy of a global warrant certificate representing the Warrants;

(h)	a specimen of the Warrant Shares (if any);

(i)	copies of the resolutions of the Board of Directors of the Company (the “Board”) adopted on October 15, 2009 and January 15, 2013;

(j)	an executed copy of the Warrant Agreement;

(k)	a copy of the Restated Certificate of Incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Delaware;

(l)	a copy of the Amended and Restated By-Laws of the Company;

(m)
copies of the documents filed pursuant to the Exchange Act, and incorporated by reference in the documents referred to in paragraphs (a) through (d), inclusive, above (the “Incorporated Documents”); and

(n)	copies of all certificates and other documents delivered today in connection with the consummation of the Offering.
Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:
(i) the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Disclosure Package and the Prospectus;
(ii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

(iii) the Warrant Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms provided that we express no opinion as to (x) the validity, legally binding effect or enforceability of Section 5.09 of the Warrant Agreement or any related provision in the Warrants that requires or relates to the mandatory redemption of the Warrants by the Company in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture or (y) with respect to Section 7.09 of the Warrant Agreement providing for indemnification;
(iv) the Warrants have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company in accordance with their terms and are entitled to the benefits of the Warrant Agreement, and the Warrants conform in all material respects as to legal matters to the description of the Warrants contained in the Prospectus, as amended or supplemented provided that we express no opinion as to the validity, legally binding effect or enforceability of any provision in the Warrants that requires or relates to the mandatory redemption by the Company in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture;
(v) the Warrant Shares initially issuable pursuant to the Warrant Agreement upon exercise of the Warrants have been duly authorized and reserved for issuance by the Company upon such exercise and such Warrant Shares, when issued upon exercise in accordance with the terms of the Warrant Agreement and the Warrants and when appropriate certificates representing the Warrant Shares are duly countersigned by the transfer agent for the Common Stock or other evidence of ownership is properly issued, will be validly issued, fully paid and non-assessable and will conform in all material respects as to legal matters to the description of the Warrant Shares contained in the Prospectus, as amended or supplemented, and the issuance of such Warrant Shares will not be subject to preemptive or similar rights under the terms of the Company's certificate of incorporation or bylaws or under the General Corporation Law of the State of Delaware (in each case as in effect on the date of this letter); and

(vi) the statements under the captions “Material U.S. Federal Tax Considerations,” “Description of the Warrants,” “Overview of Our Capital Stock” and “Description of Our Common Stock” in the Prospectus, insofar as such statements constitute summaries of the legal matters or conclusions, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters or conclusions, documents and proceedings.
***
The purpose of our professional engagement was not to establish factual matters, and the preparation of the Registration Statement and the Prospectus involved many determinations of a wholly or partially nonlegal character. We make no representation that we have independently verified the accuracy, completeness or fairness of the Registration Statement or the Prospectus or that the actions taken in connection with the preparation of the Registration Statement or the Prospectus (including the actions described in the next paragraph) were sufficient to cause the Prospectus or the Registration Statement to be accurate, complete or fair. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Prospectus or the Registration Statement, except to the extent otherwise explicitly indicated in numbered paragraph (vi) above.
We have participated in the preparation of the Registration Statement, the Prospectus and the Disclosure Package and we have reviewed the Incorporated Documents. During the course of such preparation, we examined various documents, including those listed at the beginning of our letter, and participated in various conferences with representatives of and counsel to the Company, and with representatives of the independent accountants for the Company and representatives of and counsel to the Manager, at which conferences the contents of the Registration Statement, the Prospectus and the Disclosure Package were reviewed and discussed.
Based on our participation in the conferences and discussions identified above, our understanding of applicable law and the experience that we have gained in the practice thereunder, we advise you that no fact came to our attention that caused us to conclude that insofar as relevant to the Offering (i) on the date of the Underwriting Agreement, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) the Prospectus, as of the date of the Underwriting Agreement or as of the date of this letter, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) as of the effective date of the Registration Statement for the purposes of the Offering, either the Registration Statement or the Prospectus appeared on its face not to be responsive in all material respects to the requirements of Form S-3, (iv) on the date of filing, each Incorporated Document (as amended, if such document has been amended) appeared on its face not to be responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the

Commission thereunder, or (v) the Disclosure Package as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
***

Except for the activities described in the immediately preceding section of this letter, we have not undertaken any investigation to determine the facts upon which the advice in this letter is based.
We have assumed for purposes of this letter: each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; that the Underwriting Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no such assumption with respect to the Company); and that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the advice provided in this letter.
In preparing this letter we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement, in the other documents specifically identified at the beginning of this letter as having been read by us and in the certificates and other documents executed by the Company and delivered to you in connection with the consummation of the Offering; (iii) the opinion of an attorney on the Legal Staff of the Company with respect to the Offering; (iv) factual information provided to us by the Company or its representatives; and (v) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.
We confirm that we do not have knowledge that has caused us to conclude that our reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) our knowledge of any particular information or about any information which has or has not come to our attention such advice is based entirely on the conscious awareness at the time this letter is delivered on the date it bears by the lawyers with Jenner & Block LLP at that time who spent substantial time representing the Company in connection with the Offering after consultation with such other attorneys as they deem appropriate.
Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York, the General Corporation Law of the State of Delaware or the federal law of the United States, and represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which enacted such law. None of the opinions or other advice contained in this letter considers or covers: (i) any foreign or state securities (or “blue sky”) laws or regulations; (ii) any financial statements or schedules, the notes related thereto, or other financial or accounting data derived therefrom, set forth in (or omitted from) the Registration Statement, the Prospectus, the Disclosure Package or any Incorporated Document; (iii) any rules and regulations of the Financial Industry Regulatory Authority, Inc. relating to the compensation of underwriters; or (iv) the rules and regulations of the New York Stock Exchange, Inc. This letter does not cover any other laws, statutes, governmental rules or regulations or decisions which in our experience are not usually considered for or covered by opinions like those contained in this letter or are not generally applicable to transactions of the kind covered by the Underwriting Agreement.
Our opinion in paragraphs (iii) and (iv) are subject to the reservations and qualifications that enforcement may be limited or affected by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally, and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.
This letter may be relied upon by the Underwriters and the Selling Securityholder only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than the Underwriters and the Selling Securityholder may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.
Sincerely,
Jenner & Block LLP

EXHIBIT A-3
OPINION OF THE GENERAL COUNSEL OF UAW RETIREE MEDICAL BENEFITS
TRUST
DEUTSCHE BANK SECURITIES INC.
As Manager for the several Underwriters
c/o DEUTSCHE BANK SECURITIES INC.
60 Wall Street
New York, New York 10005
Ladies and Gentlemen:
I am delivering this opinion in my capacity as the General Counsel of UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees' beneficiary association (the “VEBA” or the “Selling Securityholder”), and in that capacity have represented the Selling Securityholder in connection with the underwriting agreement dated August 6, 2013 (the “Underwriting Agreement”) by and among General Motors Company, a Delaware corporation (the “Company”), the Selling Securityholder and you, as Manager for the other several underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”) relating to to the offering of up to 45,454,545 warrants (the “Warrants”) of the Company representing the right to purchase an aggregate of up to that same number of shares (the “Warrant Shares”) of the common stock of the Company, $0.01 par value (the “Common Stock”). The Warrants are issued by the Company pursuant to the Second Amended and Restated Warrant Agreement by and between the Company and U.S. Bank National Association, as warrant agent, dated of August [12], 2013 (the “Warrant Agreement”).
In arriving at the opinions expressed below, I, or attorneys under my supervision, have reviewed the following documents:
(a) an executed copy of the Underwriting Agreement;
(b) the registration statement on Form S-3 (No. 333-188153) filed on April 26, 2013 by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) (such registration statement as amended to the time the latest post-effective amendment to it was declared effective, including the information deemed to be a part thereof at the time of such effectiveness, including the documents incorporated by reference therein, collectively being herein referred to as the “Registration Statement”);
(c) the prospectus dated April 26, 2013 filed as part of the Registration Statement;

(d) the preliminary prospectus supplement dated August 5, 2013 relating to the Warrants and the Warrant Shares filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act;
(e) the prospectus supplement dated August 6, 2013 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act;
(f) the Trust Agreement dated October 16, 2008, and amended and restated on December 3, 2009, by and among Robert Naftaly, Olena Berg-Lacy, David Baker Lewis, Teresa Ghilarducci, Marianne Udow-Phillips, Ed Welch, Ron Gettelfinger, General Holiefield, Robert King, Cal Rapson, Daniel Sherrick and State Street Bank and Trust Company (the “Trust Agreement”);
(g) a specimen of the Common Stock, certified by the transfer agent of the Company to be true and complete, used to evidence the Common Stock;
(h) a form of global warrant representing the Warrants;
(i) an executed copy of the Warrant Agreement; and
(j) the documents delivered to you by the Company at the closing pursuant to the Underwriting Agreement.
In addition, I or attorneys under my supervision have reviewed the originals or copies certified or otherwise identified to my or their satisfaction of all such records of the VEBA and such other documents, certificates of public officials, officers and representatives of the VEBA, and I or attorneys under my supervision have made such investigations of law, as I have deemed appropriate as a basis for the opinions expressed below.
In rendering the opinions expressed below, I have assumed the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies. In addition, I have assumed and have not verified (i) the accuracy as to factual matters of each document I have reviewed; and (ii) that the Warrants and the Common Stock conform to the form and specimen thereof that I have reviewed.
Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is my opinion that:
1. The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary action of the VEBA, and the Underwriting Agreement has been duly executed and delivered by the VEBA.
2. The execution and delivery by the VEBA of the Underwriting Agreement and the sale of the Warrants by the VEBA to the Underwriters pursuant to the Underwriting Agreement does not, and the performance by the VEBA of its obligations in the Underwriting Agreement will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the State of Michigan that in my experience normally would be applicable with respect to such sale or performance, except such as have been obtained or effected under the Securities Act and the Securities Exchange Act of 1934, as amended (but I express no opinion relating to any state securities or Blue Sky laws); (b) result in a violation of the Trust Agreement; (c) to the best of my knowledge, result in a breach of any of the terms and provisions of, or constitute a default under, any material agreement of the VEBA, or a violation of any material judgment, decree or order applicable to the VEBA; or (d) result in a violation of any Michigan State law or published rule or regulation thereunder that in my experience normally would be applicable to general business entities with respect to such sale or performance (but I express no opinion relating to any state securities or Blue Sky laws).
The foregoing opinions are limited to the law of the State of Michigan.
I am furnishing this opinion letter to you, as Manager for the Underwriters, solely for the benefit of the Underwriters in their capacity as such in connection with the offering of the Warrants. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. I assume no obligation to advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours, UAW RETIREE MEDICAL BENEFITS TRUST

By:
Linda D. Denomme, General Counsel

EXHIBIT A-4
OPINION OF COUNSEL TO UAW RETIREE MEDICAL BENEFITS TRUST
DEUTSCHE BANK SECURITIES INC.
As Manager for the several underwriters
named in Schedule I hereto
c/o DEUTSCHE BANK SECURITIES INC.
60 Wall Street
New York, New York 10005
Ladies and Gentlemen:
We have acted as special New York counsel to the UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees' beneficiary association (the “VEBA” or the “Selling Securityholder”), in connection with the the Underwriting Agreement dated August 6, 2013 (the “Underwriting Agreement”) by and among General Motors

Company, a Delaware corporation (the “Company”), the Selling Securityholder and you, as Manager for the the other several underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”) relating to the offering (the “Offering”) of up to 45,454,545 warrants (the “Warrants”) of the Company representing the right to purchase an aggregate of up to that same number of shares (the “Warrant Shares”) of the common stock of the Company, $0.01 par value (the “Common Stock”). The Warrants are issued by the Company pursuant to the Second Amended and Restated Warrant Agreement by and between the Company and U.S. Bank National Association, as warrant agent, dated of August [12], 2013 (the “Warrant Agreement”).
This opinion is being delivered to you pursuant to Article V of the Underwriting Agreement. Capitalized terms used, and not otherwise defined, in this opinion letter have the respective meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such corporate records and agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and the VEBA and other documents as we have deemed necessary as a basis for the opinions hereinafter expressed, including the following:
(i) the registration statement on Form S-3 (No. 333-188153) filed on April 26, 2013 by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (such registration statement as amended to the time the latest post-effective amendment to it was declared effective, including the information deemed to be a part thereof at the time of such effectiveness, including the documents incorporated by reference therein, collectively being herein referred to as the “Registration Statement”);
(ii) the prospectus dated April 26, 2013 filed as part of the Registration Statement;

(iii) the preliminary prospectus supplement dated August 5, 2013 relating to the Warrants and the Warrant Shares filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act;
(iv) the prospectus supplement dated August 6, 2013 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act;
(v) the Underwriting Agreement;
(vi) a global warrant representing the Warrants;
(vii) an executed copy of the Warrant Agreement;
(viii) documents delivered to you by the Company and the VEBA at the closing pursuant to the Underwriting Agreement; and
(ix) a specimen stock certificate of the Company, certified by the transfer agent of the Company referred to below to be true and complete, used to evidence the Common Stock.
In our examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. We have relied upon representations and certifications as to factual matters by officers and representatives of the Company, the VEBA, Computershare Trust Company, N.A., in its capacity as the Company's registrar and transfer agent with respect to the Common Stock (the “Transfer Agent”), U.S. Bank National Association, in its capacity as the warrant agent with respect to the Warrants and other appropriate persons, statements contained in the Registration Statement and the representations made by the Underwriters, the Selling Securityholder and the Company in or pursuant to the Underwriting Agreement.
In our examination of the documents referred to above we have assumed, with your permission and without independent investigation, that each party to the documents reviewed by us is duly organized and validly existing under the laws of the jurisdiction of its organization and has full power and authority (corporate or other) to execute, deliver and perform its obligations under such documents, such documents have been duly authorized by all necessary action on the part of the parties thereto, such documents have been duly executed and delivered by such parties and are valid, binding and enforceable obligations of such parties and the Warrants sold by the VEBA conform to the form of Warrant certificate we have reviewed.
Based upon and subject to the foregoing, and subject also to the assumptions and qualifications set forth below, and having regard to legal considerations we deem relevant, we are of the opinion that:
1. No Governmental Approval is required for the VEBA to execute and deliver the Underwriting Agreement and for the sale of the Warrants by the VEBA thereunder, except such as (i) have been made or obtained prior to the date hereof, (ii) may be required under state securities or “blue sky” laws of any jurisdiction, as to which we express no opinion or (iii) may be required under Section 16 of the Securities Exchange Act of 1934, as amended.

2. Neither the execution and delivery by the VEBA of the Underwriting Agreement, the sale of the Warrants by the VEBA thereunder, nor the performance by the VEBA of its obligations in the Underwriting Agreement results in a breach or violation of any Applicable Law (but we express no opinion relating to the United States federal securities laws or any state securities or “blue sky” laws of any jurisidction).
3. Upon payment for the Warrants to be sold by the VEBA pursuant to the Underwriting Agreement, delivery of such Warrants, as directed by the Underwriters, to Cede & Co. or such other nominee as may be designated by DTC, registration of such Warrants in the name of Cede & Co. or such other nominee and the crediting of such Warrants on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code as in effect in the State of New York, the “UCC”) to such Shares), (A) DTC shall be a “protected purchaser” of such Warrants within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement (as defined in Section 8-102(a)(17) of the UCC) in respect of such Warrants and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Warrants may be asserted against the Underwriters with respect to such security entitlement.
With respect to paragraph 3 above, we assume that when such payment, delivery and crediting occur, (x) such Warrants will have been registered in the name of Cede & Co. or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and Applicable Law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC. We also assume that each endorsement, instruction and entitlement order, as such terms are defined in Section 8-102(a) of the UCC, is effective in accordance with Section 8-107 of the UCC. Also, with respect to paragraph 3 above, we express no opinion as to the effect of any rule adopted by any clearing corporation, as defined in Section 8-102(a) of the UCC, governing rights and obligations among such clearing corporation and its participants.
For the purposes of this opinion, (i) the term “Applicable Law” means laws, rules and regulations of any Governmental Authority which, in our experience, are normally applicable to the type of transactions contemplated by the Underwriting Agreement; (ii) the term “Governmental Authority” means any United States federal or State of New York administrative, judicial or other governmental agency, authority, tribunal or body; and (iii) the term “Governmental Approval” means any consent, authorization, approval or order of, or registration, qualification or filing with, any Governmental Authority under Applicable Law.
The foregoing opinions are limited to matters involving the law of the State of New York and the federal law of the United States. This opinion is furnished to you in your capacity as the Representatives of the Underwriters, and is solely for the benefit of the Underwriters in connection with the closing of the sale of the Warrants by the VEBA under the Underwriting Agreement occurring today and may not be used, quoted, relied upon or otherwise referred to by any other person or for any other purpose without our express written consent in each instance. We disclaim any obligation to update anything herein for events occurring after the date hereof.
Very truly yours,

EXHIBIT B-1
OPINION OF COUNSEL FOR THE UNDERWRITERS
Deutsche Bank Securities Inc.
as Manager of the several Underwriters named in
Schedule I to the Underwriting Agreement referred to below
c/o Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Ladies and Gentlemen:
We have acted as counsel for you and the other several Underwriters named in Schedule I to the Underwriting Agreement dated August 6, 2013 (the “Underwriting Agreement”) with General Motors Company, a Delaware corporation (the “Company”) and UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees' beneficiary association (the “Selling Securityholder”), under which you and such other Underwriters have severally agreed to purchase from the Selling Securityholder an aggregate of up to 45,454,545 warrants (the “Warrants”) of the Company, each to purchase one share of the Company's common stock, $0.01 par value per share (the “Common Stock”). The Warrants were initially issued pusuant to a warrant agreement dated as of October 15, 2009. Certain terms of such warrant agreement, as amended on

October 16, 2009, are being amended pursuant to the provisions of the Second Amended and Restated Warrant Agreement dated as of August [12], 2013 (the “Warrant Agreement”) between the Company and U.S. Bank National Association, as warrant agent.
We have examined originals or copies of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.
We have also reviewed the Company's registration statement on Form S-3 (File No. 333-188153) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be sold from time to time by certain selling stockholders, including the Selling Securityholder, and have participated in the preparation of the preliminary prospectus supplement dated August 5, 2013 relating to the Warrants and the prospectus supplement dated August 6, 2013 relating to the Warrants (the “Prospectus Supplement”). The registration statement became effective under the Act, upon the filing of the registration statement with the Commission on April 26, 2013 pursuant to Rule 462(e). The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated April 26, 2013 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Warrants (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Warrants under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

In rendering the opinions expressed herein, we have, without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting, (iv) all signatures on all documents that we reviewed are genuine, (v) all natural persons executing documents had and have the legal capacity to do so, (vi) all statements in certificates of public officials and officers of the Company that we reviewed were and are accurate and (vii) all representations made by the Company as to matters of fact in the documents that we reviewed were and are accurate.
Based upon the foregoing, and subject to the additional assumptions and qualifications set forth below, we are of the opinion that:
1. The Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, concepts of reasonableness and equitable principles of general applicability, provided that we express no opinion as to (x) the validity, legally binding effect or enforceability of Section 5.09 of the Warrant Agreement or any related provision in the Warrants that requires or relates to the mandatory redemption of the Warrants by the Company in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture or (y) with respect to Section 7.09 of the Warrant Agreement providing for indemnification.
2. The Warrants have been duly authorized and when executed and countersigned in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Warrant Agreement pursuant to which such Warrants are to be issued, provided that we express no opinion as to the validity, legally binding effect or enforceability of any provision in the Warrants that requires or relates to the mandatory redemption by the Company in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture.
3. The shares of Common Stock initially issuable upon exercise of the Warrants have been duly authorized and reserved and, when issued upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non assessable.

4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.
We have considered the statements included in the Prospectus under the captions “Description of Warrants,” “Overview of Our Capital Stock” (insofar as relevant to the offering of the Warrants), and “Underwriting” insofar as they summarize provisions of the restated certificate of incorporation and the amended and restated by-laws of the Company, the Warrant

Agreement, the Warrants and the Underwriting Agreement. In our opinion, such statements fairly summarize these provisions in all material respects.
In rendering the opinions in paragraphs (1) through (4) above, we have assumed that each party to the Warrant Agreement, the Underwriting Agreement and the Warrants (the “Documents”) has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its organization. In addition, we have assumed that (i) the execution, delivery and performance by each party thereto of each Document to which it is a party, (a) are within its corporate powers, (b) do not contravene, or constitute a default under, the certificate of incorporation or bylaws or other constitutive documents of such party, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or any judgment, injunction, order or decree or any agreement or other instrument binding upon such party, provided that we make no such assumption to the extent that we have specifically opined as to such matters with respect to the Company and (ii) each Document (other than the Underwriting Agreement) is a valid, binding and enforceable agreement of each party thereto (other than as expressly covered above in respect of the Company).
We are members of the Bar of the State of New York, and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware, except that we express no opinion as to any law, rule or regulation that is applicable to the Company, the Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.
This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This opinion may not be relied upon by you for any other purpose or relied upon by any other person (including any person acquiring Warrants from the several Underwriters) or furnished to any other person without our prior written consent.
Very truly yours,

EXHIBIT B-2
RULE 10B-5 STATEMENT OF COUNSEL FOR THE UNDERWRITERS
DEUTSCHE BANK SECURITIES INC.
as Manager of the several Underwriters
named in Schedule I to the Underwriting Agreement referred to below
c/o DEUTSCHE BANK SECURITIES INC.
60 Wall Street
New York, New York 10005
Ladies and Gentlemen:
We have acted as counsel for you and the other several Underwriters named in Schedule I to the Underwriting Agreement dated August 6, 2013 (the “Underwriting Agreement”) with General Motors Company, a Delaware corporation (the “Company”), and UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees' beneficiary association (the “Selling Securityholder”) under which you and such other Underwriters have severally agreed to purchase from the Selling Securityholder up to 45,454,545 warrants (the “Securities”) of the Company, each to purchase one share of the Company's common stock, $0.01 par value per share.
We have reviewed the Company's registration statement on Form S-3 (File No. 333-188153) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be sold from time to time by certain stockholders of the Company, including the Selling Securityholder, and have participated in the preparation of the preliminary prospectus supplement dated August 5, 2013 (the “Preliminary Prospectus Supplement”) relating to the Securities and the prospectus supplement dated August 6, 2013 relating to the Securities (the “Prospectus Supplement”). The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated April 26, 2013 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, together with the other information set forth in Schedule I to the Underwriting Agreement for the Securities are hereinafter referred to as the “Disclosure Package.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

We have, without independent inquiry or investigation, assumed that all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting.
The primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or quantitative information. Furthermore, many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion separately delivered to you today in respect of certain matters under the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. As a result, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus, and we have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished in such documents (except to the extent expressly set forth in our opinion letter separately delivered to you today as to statements included in the Prospectus under the captions “Description of the Warrants,” “Overview of Our Capital Stock,” “Description of Our Common Stock” and “Underwriting”). However, in the course of our acting as counsel to you in connection with the review of the Registration Statement, the Disclosure Package and the Prospectus, we have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. We have also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants and oral and written statements of officers and other representatives of the Company, representatives of the Selling Securityholder and others as to the existence and consequence of certain factual and other matters.
On the basis of the information gained in the course of the performance of the services rendered above, but without independent check or verification except as stated above:
(i) the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and
(ii) nothing has come to our attention that causes us to believe that, insofar as relevant to the offering of the Securities:
(a) on the date of the Underwriting Agreement, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(b) at [6:30] P.M. New York City time on August 6, 2013, the Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c) the Prospectus as of the date of the Underwriting Agreement or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
In providing this letter to you and the other several Underwriters, we have not been called to pass upon, and we express no view regarding, the financial statements or financial schedules or other financial or accounting data included in the Registration Statement, the Disclosure Package or the Prospectus. In addition, we express no view as to the conveyance of the Disclosure Package or the information contained therein to investors.
This letter is delivered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This letter may not be relied upon by you for any other purpose or relied upon by any other person (including any person acquiring Securities from the several Underwriters) or furnished to any other person without our prior written consent.

EXHIBIT C
FORM OF LOCK-UP AGREEMENT
August [*], 2013
DEUTSCHE BANK SECURITIES INC.
As Manager for the several Underwriters
c/o DEUTSCHE BANK SECURITIES INC.
60 Wall Street

New York, New York 10005
Ladies and Gentlemen:
The undersigned understands that Deutsche Bank Securities Inc. (the “Manager”), on behalf of itself and the Underwriters (as defined below), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with General Motors Company, a Delaware corporation (the “Company”), and the undersigned, providing for the public offering (the “Public Offering”) by the several Underwriters, including the Manager (the “Underwriters”), of up to 45,454,545 warrants (the “Warrants”) of the Company representing the right to purchase an aggregate of up to the same number of shares of the $0.01 par value common stock of the Company (the “Common Shares”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.
In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Warrants, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Manager, the undersigned will not, during the period commencing on the date on which the Underwriting Agreement is executed by the Company and the Manager and ending 30 days after the date of the final prospectus supplement relating to the Public Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares (including without limitation, Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Shares or such other securities convertible into or exercisable or exchangeable for Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or (3) make any demand for or exercise any right with respect to the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares, in each case other than (A) the Warrants to be sold by the undersigned pursuant to the Underwriting Agreement, (B) sales, transfers or other dispositions of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares pursuant to sales plans pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934 (the “Exchange Act”), (C) if the undersigned is a natural person, transfers of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent, (D) transfers of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares as a bona fide gift or gifts, (E) if the undersigned is a natural person, transfers of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares to any trust, partnership or limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (F) distributions of Common Shares to members, limited partners, stockholders or creditors of the undersigned, and (G) transfers of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares to (i) the Company or (ii) a corporation, partnership, limited liability company, government organization or entity, or other entity that is a controlled or managed affiliate of the undersigned or controls or manages the undersigned or is under common control with the undersigned; provided that in the case of any transfer or distribution pursuant to clause (C), (D), (E), (F) or (G), each such transferee shall execute and deliver to the Manager a lock-up letter in the form of this paragraph for the remainder of the lock-up period. As used herein, the term “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.
In addition, the restrictions set forth herein shall not prevent the undersigned from entering into sales plans pursuant to Rule 10b5-1 under the Exchange Act on or after the date hereof.
In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors or assigns of the undersigned.
The undersigned understands that, if the Underwriting Agreement does not become effective, or if such Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Warrants to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.
This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
Very truly yours,

EXHIBIT D
FORM OF
SECOND AMENDED AND RESTATED WARRANT AGREEMENT
(See attached)

EXHIBIT E
FORM OF
WARRANT AGREEMENT CONSENT
(See attached)

EXHIBIT F
PRICING AGREEMENT
Reference is made to the Underwriting Agreement dated as of August 6, 2013 by and among General Motors Company, a Delaware corporation (the “Company”), UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees' beneficiary association (the “Selling Securityholder”) and Deutsche Bank Securities Inc., as manager (the “Manager”) for the several Underwriters named in Schedule I thereto. Capitalized terms used hereing and not otherwise defined have the respective meanings set forth in the Underwriting Agreement.
In connection with the Auction, the Selling Securityholder hereby agrees to the following terms relating to the Auction and the Underwriting Agreement with respect to the sale of the Warrants to the Underwriters pursuant to the Underwriting Agreement:

Issuer:	General Motors Company

Symbol:	GM WS C (NYSE)

CUSIP No.:	37045V 134

ISIN No.:	US37045V1347

Auction date:	August [6]

Number of Warrants sold by the Selling Securityholder pursuant to the Underwriting Agreement:	[45,454,545]

Clearing Price per Warrant agreed by the Selling Securityholder:	$[*]

Discount per Warrant for purposes of Article II(a)(ii) of the Underwriting Agreement:	$[*]

Net proceeds per Warrant to the Selling Securityholder:	$[*]

Expected closing date:	August [12], 2013
[SIGNATURE PAGES FOLLOW]

The Selling Securityholder

UAW RETIREE MEDICAL BENEFITS TRUST

By:	BROCK FIDUCIARY SERVICES LLC, IN ITS CAPACITY AS FIDUCIARY AND INVESTMENT ADVISOR TO THE UAW RETIREE MEDICAL BENEFITS TRUST

By:
Name: Alain Lebec
Title: Senior Managing Director
Acting severally on behalf of itself and the several Underwriters

By:	DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title: